MENDIK REAL ESTATE LIMITED PARTNERSHIP
c/o Mendik Management Company Inc.
330 Madison Avenue
New York, NY  10017

CERTIFIED MAIL/RETURN RECEIPT REQUESTED
330 West 34th Street Associates
c/o Haymes Real Estate Corp.
5 Penn Place, 16th Floor
New York, NY  10001

October 26, 1997

Gentlemen:

Reference is made to the second restatement of lease agreement of the captioned premises, dated December 1, 1986, between you, as lessor, and M/H 34th Street Associates predecessor-in-interest to Mendik Real Estate Limited Partnership), as lessee (the "Ground Lease"). Pursuant to Section 3.03 of the Ground Lease, the undersigned hereby exercises its right to extend the initial term of the Ground Lease for a period of twenty-one (21) years, commencing January 1, 2000, and expiring on December 31, 2020.

Kindly acknowledge your receipt of this renewal notice by signing the enclosed copy hereof in the space indicated below and returning the same to the undersigned c/o Mendik Management
Company Inc. at the address hereinabove provided.

Very truly yours,

MENDIK REAL ESTATE LIMITED PARTNERSHIP

By:  Mendik RELP Corporation
        General Partner

By:  s/David R. Greenbaum/
        David R. Greenbaum
        President

By:  N.Y. Real Estate Services 1, Inc.
        General Partner

By:  s/Mark Marcucci
        Mark Marcucci
        President